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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 1997

                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-7399                                             74-1366626
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

                              816 CONGRESS AVENUE
                                   SUITE 1250
                              AUSTIN, TEXAS 78701
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 320-0976
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

                 On September 3, 1997, the Registrant issued the press release attached as Exhibit 99.1 concerning the approval by its Board of Directors of a proposal by management to form wholly-owned subsidiaries to engage in a broad range of merchant and investment banking services and to build a national consumer finance organization, in connection with which the Board adopted a stock option plan. The press release also announced the prior resignations of Messrs. Grogan Lord, Frank W. Denius and Patrick Kaine as directors of Registrant. At its September 3 meeting, the Board also elected Robert D. Starnes as a new director. Mr. Starnes lives in Austin, Texas where he is engaged in the asset management and financial services businesses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)      Exhibits.

                 99.1     TCC Industries, Inc. Press Release dated September 3,
                          1997.

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

                                       TCC Industries, Inc.
                                       (Registrant)


Date:    September 8, 1997             By:   /s/ ROBERT THOMAJAN
                                             ---------------------------------
                                             Robert Thomajan
                                             President
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
- -------                            -----------

99.1             TCC Industries, Inc. Press Release dated September 3, 1997.